UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ALLETE, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
ALLETE, INC.
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 10, 2022
10:30 a.m. CDT

The meeting will be conducted solely via live webcast. Please visit: www.proxydocs.com/ALE

Directions for how to attend the meeting are available in the Notice and Proxy Statement, which can be viewed at: www.proxydocs.com/ALE

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 10, 2022.
Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy material for the ALLETE, Inc. Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view and vote your shares online or to request a copy of the proxy materials.
This is not a form for voting. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting.
The Notice and Proxy Statement and the Annual Report are available at www.proxydocs.com/ALE.
If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy of the proxy materials as instructed on the reverse side of this notice on or before April 28, 2022 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.
The Board of Directors recommends that you vote FOR each Director Nominee included in Item 1,
FOR Item 2, FOR Item 3, and FOR Item 4:

1.Election of Directors
Director Nominees:
1a. George G. Goldfarb	1d. Susan K. Nestegard	1g. Bethany M. Owen
1b. James J. Hoolihan	1e. Douglas C. Neve	1h. Robert P. Powers
1c. Madeleine W. Ludlow	1f. Barbara A. Nick	1i. Charlene A. Thomas
2. Advisory vote to approve executive compensation.
3. Approve an amendment to the ALLETE Non-Employee Director Stock Plan to increase the number of shares of Common Stock available for issuance under the plan.
4. Ratify the selection of PricewaterhouseCoopers LLC as ALLETE, Inc.’s independent registered accounting firm for 2022.

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy via the Internet at:
www.proxypush.com/ALE.
•Use the Internet to vote your proxy 24 hours a day, 7 days a week.
•Please have this notice available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,
Notice and Proxy Statement, and Annual Report, please contact us via:

:	Internet/Mobile – Access the Internet and go to www.investorelections.com/ALE. Follow the instructions to log in, and order copies.
(	Telephone – Call 1-866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
*	Email – Send an email to paper@investorelections.com with “ALLETE, Inc. Materials Request” in the subject line. The email must include:
•The 11-digit control number located in the box in the upper right hand corner on the front of this notice.
•Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•If you choose email delivery, you must include the email address to which you want the proxy materials sent.

•If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last four digits of your Social Security Number or Tax Identification Number in the email.